UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:
[ ]	Preliminary Proxy Statement
[ ]	Confidential, For Use of the
Commission Only (as permitted
by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[ ]	Soliciting Material Under Rule 14a-12

PetSmart, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials:
[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	1)	Amount previously paid:

	2)	Form, Schedule or Registration Statement No.:

	3)	Filing Party:

	4)	Date Filed:

*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Stockholder Meeting to Be Held on June 14, 2013.

PETSMART, INC.

PETSMART, INC.
19601 NORTH 27TH AVENUE
PHOENIX, ARIZONA 85027

Meeting Information
Meeting Type:	Annual Meeting of Stockholders
For holders as of:	April 17, 2013
Date: June 14, 2013 Time: 1:30 p.m. local time
Location:	Four Seasons Hotel Boston
200 Boylston Street
Boston, MA 02116

You are receiving this communication because you hold shares in PetSmart, Inc.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the Notice and Proxy Statement, Annual Report on Form 10-K and Letter to Stockholders online at www.proxyvote.com or easily request a paper or email copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

• NOTICE AND PROXY STATEMENT • ANNUAL REPORT ON FORM 10-K • LETTER TO STOCKHOLDERS

How to View Online:

Have the information that is printed in the box marked by the arrow → xxxx xxxx xxxx (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
                                    1) BY INTERNET:     www.proxyvote.com
                                    2) BY TELEPHONE: 1-800-579-1639
                                    3) BY E-MAIL*:          sendmaterial@proxyvote.com

You may also use the above methods to request documents relating to future meetings.
*   If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow →  xxxx xxxx xxxx (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor.

To facilitate timely delivery, please make the request as instructed above on or before May 31, 2013.

— How To Vote —
Please Choose One of the Following Voting Methods

Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. For directions to the Annual Meeting, please go to www.fourseasons.com/boston or contact the Four Seasons Hotel Boston at (617) 338-4400.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow → xxxx xxxx xxxx  (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends a vote FOR all the nominees listed.

1.	Election of Directors

	1a.	Angel Cabrera

	1b.	Rita V. Foley

	1c.	Rakesh Gangwal

	1d.	Joseph S. Hardin, Jr.

	1e.	Gregory P. Josefowicz

	1f.	Richard K. Lochridge

	1g.	Robert F. Moran

	1h.	Barbara Munder

	1i.	Thomas G. Stemberg

The Board of Directors recommends a vote FOR Proposals 2, 3 and 4.

2.	To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our 2013 fiscal year ending February 2, 2014.

3.	To approve our amended and restated Executive Short- Term Incentive Plan.

4.	To approve, by non-binding advisory vote, executive compensation.